Exhibit 99.1

First Financial Bancorp Announces Third Quarter 2018 Results

Cincinnati, Ohio - October 18, 2018 - First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the third quarter of 2018.

For the three months ended September 30, 2018, the Company reported net income of $50.7 million, or $0.51 per diluted common share. These results compare to net income of $36.4 million, or $0.37 per diluted common share, for the second quarter of 2018 and $24.8 million, or $0.40 per diluted common share, for the third quarter of 2017. Net income was negatively impacted during the quarter by $6.3 million of merger related items, which reduced earnings per diluted common share by $0.07. For the nine months ended September 30, 2018, First Financial had earnings per diluted common share of $1.36 compared to $1.16 for the same period in 2017.

Return on average assets for the third quarter of 2018 was 1.45% while return on average tangible common equity was 18.52%. These compare to a return on average assets of 1.05% and return on average tangible common equity of 13.75% in the second quarter of 2018 and a return on average assets of 1.13% and a return on average tangible common equity of 14.11% in the third quarter of 2017. On an adjusted(1) basis, third quarter 2018 return on average assets was 1.64% and return on average tangible common equity was 20.83%.

Third quarter 2018 highlights include:

•	After adjustments(1) for merger related items:

◦	Net income of $0.58 per diluted common share

◦	1.64% return on average assets

◦	20.83% return on average tangible common equity

•	Total revenue of $152.8 million, as adjusted(1)

◦	Net interest margin declined 3 basis points from the linked quarter to 4.12% on a fully tax equivalent basis(1)

◦	Noninterest income increased $0.7 million to $29.3 million, as adjusted(1)

•	Noninterest expenses of $85.4 million, or $78.0 million as adjusted(1)

◦	Efficiency ratio of 56.13% for the third quarter; 51.06% as adjusted(1)

•	Improved loan origination activity

◦	Loan fundings increased 9% compared to the linked quarter

◦	Origination commitments increased 15% compared to the linked quarter

•	Stable credit performance with provision expense of $3.2 million; annualized net recoveries of 2 basis points as a percentage of average loans

Archie Brown, President and Chief Executive Officer, commented, “We are pleased with our third quarter performance as it demonstrates the earnings power of the Company. On an adjusted basis(1), earnings per share
____________________________________________________________________________________________

(1) Financial information in this release that is described as “adjusted” or that is presented on a fully tax equivalent basis is non-GAAP. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

increased to $0.58 as our strong net interest margin, combined with improved efficiency, resulted in a top quartile return on assets and return on average tangible common equity.”
Mr. Brown continued, “We are encouraged with the increases in loan fundings and commitments, however lower than expected credit line utilization and elevated payoffs led to a slight decline in overall balances. During the quarter we added depth to our commercial banking and business banking teams in addition to wealth advisors and mortgage loan officers and are approaching planned staffing levels in our targeted growth markets. We are optimistic that these investments will contribute to our planned revenue growth in 2019.”

Mr. Brown concluded, “Our strong earnings for the quarter led to further strengthening of our capital ratios with tangible common equity increasing to 8.53% and tangible book value per share increasing to $11.25. As a result, in July our Board of Directors elected to increase the common dividend from $0.19 to $0.20 per share, which was the second dividend increase in 2018.”
Full detail of the Company’s third quarter and year to date performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, October 19, 2018 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (877) 506-6873 (U.S. toll free), (855) 669-9657 (Canada toll free) or +1 (412) 380-2003 (International) (no passcode required). The number should be dialed five to ten minutes prior to the start of the conference call. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. A replay of the conference call will be available beginning one hour after the completion of the live call at (877) 344-7529 (U.S. toll free), (855) 669-9658 (Canada toll free) and +1 (412) 317-0088 (International); conference number 10124868. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

2

Forward-Looking Statement
Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the possibility that any of the anticipated benefits of the Company’s recent merger with MainSource Financial Group, Inc. will not be realized or will not be realized within the expected time period; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Form 10-K for the year ended December 31, 2017, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of September 30, 2018, the Company had $13.8 billion in assets, $8.8 billion in loans, $9.8 billion in deposits and $2.0 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $2.8 billion in assets under management as of September 30, 2018. The Company’s primary operating markets are located in Ohio, Indiana and Kentucky where it operated 159 banking centers as of September 30, 2018, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Lauren Ponti-Zins
Chief Financial Officer                    Marketing Specialist
(513) 887-5400                        (513) 246-2137
InvestorRelations@bankatfirst.com            media@bankatfirst.com

3

Selected Financial Information
September 30, 2018
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Nine months ended,
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,
	2018	2018	2018	2017	2017	2018	2017
RESULTS OF OPERATIONS
Net income	$50,657	$36,418	$30,506	$24,811	$24,826	$117,581	$71,976
Net earnings per share - basic	$0.52	$0.37	$0.49	$0.40	$0.40	$1.37	$1.17
Net earnings per share - diluted	$0.51	$0.37	$0.49	$0.40	$0.40	$1.36	$1.16
Dividends declared per share	$0.20	$0.19	$0.19	$0.17	$0.17	$0.58	$0.51

KEY FINANCIAL RATIOS
Return on average assets	1.45%	1.05%	1.40%	1.13%	1.13%	1.29%	1.12%
Return on average shareholders' equity	9.94%	7.36%	13.31%	10.70%	10.85%	9.50%	10.82%
Return on average tangible shareholders' equity	18.52%	13.75%	17.18%	13.85%	14.11%	16.42%	14.16%

Net interest margin	4.06%	4.10%	3.80%	3.75%	3.50%	4.01%	3.54%
Net interest margin (fully tax equivalent) (1)	4.12%	4.15%	3.84%	3.82%	3.57%	4.06%	3.61%

Ending shareholders' equity as a percent of ending assets	14.70%	14.46%	10.56%	10.46%	10.44%	14.70%	10.44%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets	8.53%	8.30%	8.41%	8.30%	8.25%	8.53%	8.25%
Risk-weighted assets	10.77%	10.52%	10.09%	10.15%	9.95%	10.77%	9.95%

Average shareholders' equity as a percent of average assets	14.62%	14.33%	10.53%	10.54%	10.42%	13.54%	10.38%
Average tangible shareholders' equity as a percent of
average tangible assets	8.42%	8.16%	8.35%	8.34%	8.21%	8.31%	8.13%

Book value per share	$20.79	$20.56	$15.11	$14.99	$14.74	$20.79	$14.74
Tangible book value per share	$11.25	$11.01	$11.75	$11.62	$11.36	$11.25	$11.36

Common equity tier 1 ratio (2)	11.52%	11.15%	10.77%	10.63%	10.53%	11.52%	10.53%
Tier 1 ratio (2)	11.93%	11.55%	10.77%	10.63%	10.53%	11.93%	10.53%
Total capital ratio (2)	13.77%	13.36%	13.17%	13.07%	12.98%	13.77%	12.98%
Leverage ratio (2)	9.41%	9.06%	9.00%	8.84%	8.74%	9.41%	8.74%

AVERAGE BALANCE SHEET ITEMS
Loans (3)	$8,848,710	$8,933,400	$6,016,492	$5,952,290	$5,902,053	$7,943,242	$5,809,998
FDIC indemnification asset	—	—	1,502	7,413	8,932	495	10,250
Investment securities	3,168,044	3,157,339	2,042,781	2,020,040	2,041,785	2,793,510	1,995,101
Interest-bearing deposits with other banks	39,873	29,261	27,073	25,357	37,199	32,116	32,812
Total earning assets	$12,056,627	$12,120,000	$8,087,848	$8,005,100	$7,989,969	$10,769,363	$7,848,161
Total assets	$13,822,675	$13,956,360	$8,830,176	$8,731,956	$8,716,917	$12,221,358	$8,570,777
Noninterest-bearing deposits	$2,388,976	$2,421,230	$1,570,572	$1,637,228	$1,510,032	$2,129,924	$1,507,748
Interest-bearing deposits	7,499,112	7,961,405	5,332,740	5,202,412	5,170,365	6,939,021	5,057,285
Total deposits	$9,888,088	$10,382,635	$6,903,312	$6,839,640	$6,680,397	$9,068,945	$6,565,033
Borrowings	$1,748,415	$1,408,024	$866,848	$842,211	$999,818	$1,344,325	$987,874
Shareholders' equity	$2,021,400	$2,000,093	$929,474	$920,194	$908,057	$1,654,322	$889,760

CREDIT QUALITY RATIOS
Allowance to ending loans	0.65%	0.61%	0.89%	0.90%	0.91%	0.65%	0.91%
Allowance to nonaccrual loans	136.22%	133.65%	179.57%	224.32%	181.07%	136.22%	181.07%
Allowance to nonperforming loans	92.08%	86.80%	120.24%	129.77%	109.48%	92.08%	109.48%
Nonperforming loans to total loans	0.71%	0.70%	0.74%	0.69%	0.83%	0.71%	0.83%
Nonperforming assets to ending loans, plus OREO	0.73%	0.72%	0.76%	0.74%	0.89%	0.73%	0.89%
Nonperforming assets to total assets	0.47%	0.46%	0.52%	0.50%	0.60%	0.47%	0.60%
Classified assets to total assets	1.00%	1.00%	0.98%	0.98%	1.08%	1.00%	1.08%
Net charge-offs to average loans (annualized)	(0.02)%	0.18%	0.13%	0.02%	0.22%	0.09%	0.17%

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate for 2018 and a 35% tax rate for 2017. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) September 30, 2018 regulatory capital ratios are preliminary.
(3) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Nine months ended,
	Sep. 30,			Sep. 30,
	2018	2017	% Change	2018	2017	% Change
Interest income
Loans and leases, including fees	$123,397	$71,148	73.4%	$320,607	$205,764	55.8%
Investment securities
Taxable	21,801	13,150	65.8%	56,315	37,356	50.8%
Tax-exempt	3,807	1,537	147.7%	9,532	4,347	119.3%
Total investment securities interest	25,608	14,687	74.4%	65,847	41,703	57.9%
Other earning assets	215	(917)	123.4%	499	(2,932)	117.0%
Total interest income	149,220	84,918	75.7%	386,953	244,535	58.2%

Interest expense
Deposits	14,672	10,335	42.0%	39,764	25,939	53.3%
Short-term borrowings	6,052	2,566	135.9%	12,847	6,049	112.4%
Long-term borrowings	5,011	1,538	225.8%	11,066	4,616	139.7%
Total interest expense	25,735	14,439	78.2%	63,677	36,604	74.0%
Net interest income	123,485	70,479	75.2%	323,276	207,931	55.5%
Provision for loan and lease losses	3,238	2,953	9.7%	9,276	3,787	144.9%
Net interest income after provision for loan and lease losses	120,247	67,526	78.1%	314,000	204,144	53.8%

Noninterest income
Service charges on deposit accounts	10,316	5,169	99.6%	24,923	14,585	70.9%
Trust and wealth management fees	3,728	3,324	12.2%	11,379	10,476	8.6%
Bankcard income	5,261	3,272	60.8%	13,998	9,908	41.3%
Client derivative fees	3,029	1,779	70.3%	6,249	4,371	43.0%
Net gains from sales of loans	1,739	1,455	19.5%	4,643	3,998	16.1%
Net gains (losses) on sale of investment securities	(167)	276	(160.5)%	(197)	1,630	(112.1)%
Other	4,778	7,667	(37.7)%	12,883	12,792	0.7%
Total noninterest income	28,684	22,942	25.0%	73,878	57,760	27.9%

Noninterest expenses
Salaries and employee benefits	50,852	33,827	50.3%	137,485	97,121	41.6%
Net occupancy	6,765	4,328	56.3%	17,893	13,145	36.1%
Furniture and equipment	4,072	2,161	88.4%	11,410	6,474	76.2%
Data processing	4,502	3,455	30.3%	22,478	10,254	119.2%
Marketing	2,502	649	285.5%	5,947	2,141	177.8%
Communication	785	430	82.6%	2,362	1,345	75.6%
Professional services	2,621	2,030	29.1%	10,478	5,257	99.3%
State intangible tax	1,223	721	69.6%	3,066	2,163	41.7%
FDIC assessments	734	1,051	(30.2)%	2,951	3,001	(1.7)%
Loss (gain) - other real estate owned	538	237	127.0%	332	423	(21.5)%
Other	10,821	5,554	94.8%	26,056	15,720	65.8%
Total noninterest expenses	85,415	54,443	56.9%	240,458	157,044	53.1%
Income before income taxes	63,516	36,025	76.3%	147,420	104,860	40.6%
Income tax expense	12,859	11,199	14.8%	29,839	32,884	(9.3)%
Net income	$50,657	$24,826	104.0%	$117,581	$71,976	63.4%

ADDITIONAL DATA
Net earnings per share - basic	$0.52	$0.40		$1.37	$1.17
Net earnings per share - diluted	$0.51	$0.40		$1.36	$1.16
Dividends declared per share	$0.20	$0.17		$0.58	$0.51

Return on average assets	1.45%	1.13%		1.29%	1.12%
Return on average shareholders' equity	9.94%	10.85%		9.50%	10.82%

Interest income	$149,220	$84,918	75.7%	$386,953	$244,535	58.2%
Tax equivalent adjustment	1,567	1,353	15.8%	3,705	3,872	(4.3)%
Interest income - tax equivalent	150,787	86,271	74.8%	390,658	248,407	57.3%
Interest expense	25,735	14,439	78.2%	63,677	36,604	74.0%
Net interest income - tax equivalent	$125,052	$71,832	74.1%	$326,981	$211,803	54.4%

Net interest margin	4.06%	3.50%		4.01%	3.54%
Net interest margin (fully tax equivalent) (1)	4.12%	3.57%		4.06%	3.61%

Full-time equivalent employees	2,028	1,363

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate for 2018 and a 35% tax rate for 2017. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2018
	Third	Second	First	Full	% Change
	Quarter	Quarter	Quarter	Year	Linked Qtr.
Interest income
Loans and leases, including fees	$123,397	$122,290	$74,920	$320,607	0.9%
Investment securities
Taxable	21,801	20,844	13,670	56,315	4.6%
Tax-exempt	3,807	4,068	1,657	9,532	(6.4)%
Total investment securities interest	25,608	24,912	15,327	65,847	2.8%
Other earning assets	215	177	107	499	21.5%
Total interest income	149,220	147,379	90,354	386,953	1.2%

Interest expense
Deposits	14,672	14,794	10,298	39,764	(0.8)%
Short-term borrowings	6,052	4,132	2,663	12,847	46.5%
Long-term borrowings	5,011	4,474	1,581	11,066	12.0%
Total interest expense	25,735	23,400	14,542	63,677	10.0%
Net interest income	123,485	123,979	75,812	323,276	(0.4)%
Provision for loan and lease losses	3,238	3,735	2,303	9,276	(13.3)%
Net interest income after provision for loan and lease losses	120,247	120,244	73,509	314,000	0.0%

Noninterest income
Service charges on deposit accounts	10,316	9,568	5,039	24,923	7.8%
Trust and wealth management fees	3,728	3,697	3,954	11,379	0.8%
Bankcard income	5,261	5,343	3,394	13,998	(1.5)%
Client derivative fees	3,029	1,463	1,757	6,249	107.0%
Net gains from sales of loans	1,739	2,316	588	4,643	(24.9)%
Net gains (losses) on sale of investment securities	(167)	(30)	0	(197)	456.7%
Other	4,778	5,899	2,206	12,883	(19.0)%
Total noninterest income	28,684	28,256	16,938	73,878	1.5%

Noninterest expenses
Salaries and employee benefits	50,852	55,531	31,102	137,485	(8.4)%
Net occupancy	6,765	6,631	4,497	17,893	2.0%
Furniture and equipment	4,072	5,298	2,040	11,410	(23.1)%
Data processing	4,502	14,304	3,672	22,478	(68.5)%
Marketing	2,502	2,644	801	5,947	(5.4)%
Communication	785	1,118	459	2,362	(29.8)%
Professional services	2,621	5,659	2,198	10,478	(53.7)%
State intangible tax	1,223	1,078	765	3,066	13.5%
FDIC assessments	734	1,323	894	2,951	(44.5)%
Loss (gain) - other real estate owned	538	(283)	77	332	(290.1)%
Other	10,821	9,452	5,783	26,056	14.5%
Total noninterest expenses	85,415	102,755	52,288	240,458	(16.9)%
Income before income taxes	63,516	45,745	38,159	147,420	38.8%
Income tax expense	12,859	9,327	7,653	29,839	37.9%
Net income	$50,657	$36,418	$30,506	$117,581	39.1%

ADDITIONAL DATA
Net earnings per share - basic	$0.52	$0.37	$0.49	$1.37
Net earnings per share - diluted	$0.51	$0.37	$0.49	$1.36
Dividends declared per share	$0.20	$0.19	$0.19	$0.58

Return on average assets	1.45%	1.05%	1.40%	1.29%
Return on average shareholders' equity	9.94%	7.36%	13.31%	9.50%

Interest income	$149,220	$147,379	$90,354	$386,953	1.2%
Tax equivalent adjustment	1,567	1,420	718	3,705	10.4%
Interest income - tax equivalent	150,787	148,799	91,072	390,658	1.3%
Interest expense	25,735	23,400	14,542	63,677	10.0%
Net interest income - tax equivalent	$125,052	$125,399	$76,530	$326,981	(0.3)%

Net interest margin	4.06%	4.10%	3.80%	4.01%
Net interest margin (fully tax equivalent) (1)	4.12%	4.15%	3.84%	4.06%

Full-time equivalent employees	2,028	2,118	1,289

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate for 2018 and a 35% tax rate for 2017. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2017
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$74,347	$71,148	$67,748	$66,868	$280,111
Investment securities
Taxable	13,212	13,150	12,598	11,608	50,568
Tax-exempt	1,571	1,537	1,457	1,353	5,918
Total investment securities interest	14,783	14,687	14,055	12,961	56,486
Other earning assets	(592)	(917)	(1,014)	(1,001)	(3,524)
Total interest income	88,538	84,918	80,789	78,828	333,073

Interest expense
Deposits	9,243	10,335	8,679	6,925	35,182
Short-term borrowings	2,144	2,566	2,051	1,432	8,193
Long-term borrowings	1,537	1,538	1,539	1,539	6,153
Total interest expense	12,924	14,439	12,269	9,896	49,528
Net interest income	75,614	70,479	68,520	68,932	283,545
Provision for loan and lease losses	(205)	2,953	467	367	3,582
Net interest income after provision for loan and lease losses	75,819	67,526	68,053	68,565	279,963

Noninterest income
Service charges on deposit accounts	5,190	5,169	4,772	4,644	19,775
Trust and wealth management fees	3,597	3,324	3,405	3,747	14,073
Bankcard income	3,390	3,272	3,501	3,135	13,298
Client derivative fees	2,047	1,779	1,489	1,103	6,418
Net gains from sales of loans	1,171	1,455	1,327	1,216	5,169
Net gains on sale of investment securities	19	276	838	516	1,649
Other	2,968	7,667	2,122	3,003	15,760
Total noninterest income	18,382	22,942	17,454	17,364	76,142

Noninterest expenses
Salaries and employee benefits	35,439	33,827	31,544	31,750	132,560
Net occupancy	4,252	4,328	4,302	4,515	17,397
Furniture and equipment	1,969	2,161	2,136	2,177	8,443
Data processing	3,768	3,455	3,501	3,298	14,022
Marketing	1,060	649	982	510	3,201
Communication	474	430	468	447	1,819
Professional services	9,766	2,030	1,469	1,758	15,023
State intangible tax	492	721	721	721	2,655
FDIC assessments	943	1,051	1,018	932	3,944
Loss (gain) - other real estate owned	219	237	162	24	642
Other	24,516	5,554	5,253	4,913	40,236
Total noninterest expenses	82,898	54,443	51,556	51,045	239,942
Income before income taxes	11,303	36,025	33,951	34,884	116,163
Income tax expense (benefit)	(13,508)	11,199	11,215	10,470	19,376
Net income	$24,811	$24,826	$22,736	$24,414	$96,787

ADDITIONAL DATA
Net earnings per share - basic	$0.40	$0.40	$0.37	$0.40	$1.57
Net earnings per share - diluted	$0.40	$0.40	$0.37	$0.39	$1.56
Dividends declared per share	$0.17	$0.17	$0.17	$0.17	$0.68

Return on average assets	1.13%	1.13%	1.06%	1.18%	1.12%
Return on average shareholders' equity	10.70%	10.85%	10.25%	11.36%	10.78%

Interest income	$88,538	$84,918	$80,789	$78,828	$333,073
Tax equivalent adjustment	1,387	1,353	1,294	1,225	5,259
Interest income - tax equivalent	89,925	86,271	82,083	80,053	338,332
Interest expense	12,924	14,439	12,269	9,896	49,528
Net interest income - tax equivalent	$77,001	$71,832	$69,814	$70,157	$288,804

Net interest margin	3.75%	3.50%	3.50%	3.63%	3.59%
Net interest margin (fully tax equivalent) (1)	3.82%	3.57%	3.56%	3.70%	3.66%

Full-time equivalent employees	1,304	1,363	1,429	1,424

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate for 2018 and a 35% tax rate for 2017. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	% Change	% Change
	2018	2018	2018	2017	2017	Linked Qtr.	Comparable Qtr.
ASSETS
Cash and due from banks	$193,288	$216,667	$116,581	$150,650	$117,840	(10.8)%	64.0%
Interest-bearing deposits with other banks	28,989	37,915	10,200	33,974	34,787	(23.5)%	(16.7)%
Investment securities available-for-sale	2,626,726	2,654,909	1,359,381	1,349,408	1,286,770	(1.1)%	104.1%
Investment securities held-to-maturity	434,369	443,957	633,722	654,008	669,816	(2.2)%	(35.2)%
Other investments	115,757	95,004	53,070	53,140	53,198	21.8%	117.6%
Loans held for sale	13,277	15,821	8,048	11,502	16,466	(16.1)%	(19.4)%
Loans and leases
Commercial and industrial	2,426,590	2,440,596	1,943,741	1,912,743	1,886,093	(0.6)%	28.7%
Lease financing	95,317	96,198	81,617	89,347	86,014	(0.9)%	10.8%
Construction real estate	565,077	555,468	494,665	467,730	420,941	1.7%	34.2%
Commercial real estate	3,868,143	3,888,993	2,544,051	2,490,091	2,523,387	(0.5)%	53.3%
Residential real estate	932,962	918,904	468,584	471,391	477,964	1.5%	95.2%
Home equity	816,133	835,031	483,643	493,604	494,342	(2.3)%	65.1%
Installment	97,413	100,726	39,248	41,586	43,650	(3.3)%	123.2%
Credit card	45,741	48,665	46,472	46,691	44,646	(6.0)%	2.5%
Total loans	8,847,376	8,884,581	6,102,021	6,013,183	5,977,037	(0.4)%	48.0%
Less:
Allowance for loan and lease losses	57,715	54,076	54,380	54,021	54,534	6.7%	5.8%
Net loans	8,789,661	8,830,505	6,047,641	5,959,162	5,922,503	(0.5)%	48.4%
Premises and equipment	219,940	223,950	127,046	125,036	126,790	(1.8)%	73.5%
Goodwill and other intangibles	934,360	934,656	209,053	209,379	209,730	0.0%	345.5%
Accrued interest and other assets	486,300	466,783	333,687	350,664	323,789	4.2%	50.2%
Total Assets	$13,842,667	$13,920,167	$8,898,429	$8,896,923	$8,761,689	(0.6)%	58.0%

LIABILITIES
Deposits
Interest-bearing demand	$2,284,271	$2,440,088	$1,442,399	$1,453,463	$1,518,011	(6.4)%	50.5%
Savings	3,134,944	3,087,683	2,450,196	2,462,420	2,434,086	1.5%	28.8%
Time	1,957,574	2,104,044	1,545,273	1,317,105	1,188,597	(7.0)%	64.7%
Total interest-bearing deposits	7,376,789	7,631,815	5,437,868	5,232,988	5,140,694	(3.3)%	43.5%
Noninterest-bearing	2,375,845	2,471,932	1,572,636	1,662,058	1,585,396	(3.9)%	49.9%
Total deposits	9,752,634	10,103,747	7,010,504	6,895,046	6,726,090	(3.5)%	45.0%
Federal funds purchased and securities sold
under agreements to repurchase	123,452	88,070	56,732	72,265	45,532	40.2%	171.1%
FHLB short-term borrowings	1,170,800	1,100,233	601,600	742,300	818,200	6.4%	43.1%
Total short-term borrowings	1,294,252	1,188,303	658,332	814,565	863,732	8.9%	49.8%
Long-term debt	570,037	469,423	169,695	119,654	119,615	21.4%	376.6%
Total borrowed funds	1,864,289	1,657,726	828,027	934,219	983,347	12.5%	89.6%
Accrued interest and other liabilities	190,224	145,757	119,913	136,994	137,298	30.5%	38.5%
Total Liabilities	11,807,147	11,907,230	7,958,444	7,966,259	7,846,735	(0.8)%	50.5%

SHAREHOLDERS' EQUITY
Common stock	1,633,828	1,632,572	571,457	573,109	571,750	0.1%	185.8%
Retained earnings	564,545	533,319	515,498	491,847	477,588	5.9%	18.2%
Accumulated other comprehensive loss	(52,897)	(43,008)	(34,683)	(20,390)	(20,379)	23.0%	159.6%
Treasury stock, at cost	(109,956)	(109,946)	(112,287)	(113,902)	(114,005)	0.0%	(3.6)%
Total Shareholders' Equity	2,035,520	2,012,937	939,985	930,664	914,954	1.1%	122.5%
Total Liabilities and Shareholders' Equity	$13,842,667	$13,920,167	$8,898,429	$8,896,923	$8,761,689	(0.6)%	58.0%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	September 30,
	2018	2018	2018	2017	2017	2018	2017
ASSETS
Cash and due from banks	$199,843	$224,824	$116,095	$121,792	$111,984	$180,561	$114,595
Federal funds sold	0	786	0	0	0	262	0
Interest-bearing deposits with other banks	39,873	28,475	27,073	25,357	37,199	31,854	32,812
Investment securities	3,168,044	3,157,339	2,042,781	2,020,040	2,041,785	2,793,510	1,995,101
Loans held for sale	15,270	14,462	9,171	12,572	12,705	12,990	10,041
Loans and leases
Commercial and industrial	2,392,229	2,421,244	1,897,726	1,857,546	1,843,677	2,238,878	1,801,899
Lease financing	94,030	94,431	86,755	84,635	85,649	91,765	87,345
Construction real estate	570,125	577,883	483,930	449,195	408,373	544,295	423,355
Commercial real estate	3,887,748	3,923,784	2,495,604	2,487,149	2,497,170	3,440,811	2,435,569
Residential real estate	918,361	929,667	468,855	477,454	489,508	773,941	492,514
Home equity	822,834	825,236	487,073	494,804	473,988	712,944	465,465
Installment	99,907	99,896	40,409	42,283	45,911	80,289	49,285
Credit card	48,206	46,797	46,969	46,652	45,072	47,329	44,525
Total loans	8,833,440	8,918,938	6,007,321	5,939,718	5,889,348	7,930,252	5,799,957
Less:
Allowance for loan and lease losses	55,877	55,318	55,016	55,279	55,326	55,407	57,044
Net loans	8,777,563	8,863,620	5,952,305	5,884,439	5,834,022	7,874,845	5,742,913
Premises and equipment	222,718	230,475	126,016	126,310	128,539	193,424	130,845
Goodwill and other intangibles	935,930	937,457	209,244	209,571	209,933	696,872	210,218
Accrued interest and other assets	463,434	498,922	347,491	331,875	340,750	437,040	334,252
Total Assets	$13,822,675	$13,956,360	$8,830,176	$8,731,956	$8,716,917	$12,221,358	$8,570,777

LIABILITIES
Deposits
Interest-bearing demand	$2,334,305	$2,573,150	$1,415,603	$1,502,245	$1,494,367	$2,111,051	$1,487,363
Savings	3,149,871	3,196,059	2,450,697	2,518,771	2,494,592	2,934,770	2,377,072
Time	2,014,936	2,192,196	1,466,440	1,181,396	1,181,406	1,893,200	1,192,850
Total interest-bearing deposits	7,499,112	7,961,405	5,332,740	5,202,412	5,170,365	6,939,021	5,057,285
Noninterest-bearing	2,388,976	2,421,230	1,570,572	1,637,228	1,510,032	2,129,924	1,507,748
Total deposits	9,888,088	10,382,635	6,903,312	6,839,640	6,680,397	9,068,945	6,565,033
Federal funds purchased and securities sold
under agreements to repurchase	112,308	97,708	72,865	57,131	71,315	94,438	74,024
FHLB short-term borrowings	1,076,106	818,909	667,641	660,859	808,842	855,715	794,211
Total short-term borrowings	1,188,414	916,617	740,506	717,990	880,157	950,153	868,235
Long-term debt	560,001	491,407	126,342	124,221	119,661	394,172	119,639
Total borrowed funds	1,748,415	1,408,024	866,848	842,211	999,818	1,344,325	987,874
Accrued interest and other liabilities	164,772	165,608	130,542	129,911	128,645	153,766	128,110
Total Liabilities	11,801,275	11,956,267	7,900,702	7,811,762	7,808,860	10,567,036	7,681,017

SHAREHOLDERS' EQUITY
Common stock	1,633,129	1,632,569	572,915	572,392	570,216	1,283,421	569,643
Retained earnings	542,835	517,548	503,140	483,554	470,591	521,320	456,552
Accumulated other comprehensive loss	(44,505)	(39,117)	(33,285)	(21,740)	(19,940)	(39,010)	(23,613)
Treasury stock, at cost	(110,059)	(110,907)	(113,296)	(114,012)	(112,810)	(111,409)	(112,822)
Total Shareholders' Equity	2,021,400	2,000,093	929,474	920,194	908,057	1,654,322	889,760
Total Liabilities and Shareholders' Equity	$13,822,675	$13,956,360	$8,830,176	$8,731,956	$8,716,917	$12,221,358	$8,570,777

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages						Year-to-Date Averages
	September 30, 2018		June 30, 2018		September 30, 2017		September 30, 2018		September 30, 2017
	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$3,168,044	3.21%	$3,157,339	3.16%	$2,041,785	2.85%	$2,793,510	3.15%	$1,995,101	2.79%
Interest-bearing deposits with other banks	39,873	2.14%	29,261	2.43%	37,199	1.28%	32,116	2.08%	32,812	1.05%
Gross loans (1)	8,848,710	5.53%	8,933,400	5.49%	5,910,985	4.71%	7,943,737	5.40%	5,820,248	4.65%
Total earning assets	12,056,627	4.91%	12,120,000	4.88%	7,989,969	4.22%	10,769,363	4.80%	7,848,161	4.17%

Nonearning assets
Allowance for loan and lease losses	(55,877)		(55,318)		(55,326)		(55,407)		(57,044)
Cash and due from banks	199,843		224,824		111,984		180,561		114,595
Accrued interest and other assets	1,622,082		1,666,854		670,290		1,326,841		665,065
Total assets	$13,822,675		$13,956,360		$8,716,917		$12,221,358		$8,570,777

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$2,334,305	0.34%	$2,573,150	0.36%	$1,494,367	0.33%	$2,111,051	0.36%	$1,487,363	0.27%
Savings	3,149,871	0.59%	3,196,059	0.54%	2,494,592	0.82%	2,934,770	0.58%	2,377,072	0.67%
Time	2,014,936	1.58%	2,192,196	1.50%	1,181,406	1.32%	1,893,200	1.51%	1,192,850	1.24%
Total interest-bearing deposits	7,499,112	0.78%	7,961,405	0.75%	5,170,365	0.79%	6,939,021	0.77%	5,057,285	0.69%
Borrowed funds
Short-term borrowings	1,188,414	2.02%	916,617	1.81%	880,157	1.16%	950,153	1.81%	868,235	0.93%
Long-term debt	560,001	3.55%	491,407	3.65%	119,661	5.10%	394,172	3.75%	119,639	5.16%
Total borrowed funds	1,748,415	2.51%	1,408,024	2.45%	999,818	1.63%	1,344,325	2.38%	987,874	1.44%
Total interest-bearing liabilities	9,247,527	1.10%	9,369,429	1.00%	6,170,183	0.93%	8,283,346	1.03%	6,045,159	0.81%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	2,388,976		2,421,230		1,510,032		2,129,924		1,507,748
Other liabilities	164,772		165,608		128,645		153,766		128,110
Shareholders' equity	2,021,400		2,000,093		908,057		1,654,322		889,760
Total liabilities & shareholders' equity	$13,822,675		$13,956,360		$8,716,917		$12,221,358		$8,570,777

Net interest income	$123,485		$123,979		$70,479		$323,276		$207,931
Net interest spread		3.81%		3.88%		3.29%		3.77%		3.36%
Net interest margin		4.06%		4.10%		3.50%		4.01%		3.54%

Tax equivalent adjustment		0.06%		0.05%		0.07%		0.05%		0.07%
Net interest margin (fully tax equivalent)		4.12%		4.15%		3.57%		4.06%		3.61%

(1) Loans held for sale, nonaccrual loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$332	$364	$696	$1,817	$9,104	$10,921	$5,324	$18,820	$24,144
Interest-bearing deposits with other banks	(21)	59	38	81	14	95	253	(11)	242
Gross loans (2)	934	173	1,107	12,319	40,967	53,286	32,329	85,703	118,032
Total earning assets	1,245	596	1,841	14,217	50,085	64,302	37,906	104,512	142,418

Interest-bearing liabilities
Total interest-bearing deposits	$613	$(735)	$(122)	$(219)	$4,556	$4,337	$3,042	$10,783	$13,825
Borrowed funds
Short-term borrowings	485	1,435	1,920	1,916	1,570	3,486	5,690	1,108	6,798
Long-term debt	(125)	662	537	(467)	3,940	3,473	(1,257)	7,707	6,450
Total borrowed funds	360	2,097	2,457	1,449	5,510	6,959	4,433	8,815	13,248
Total interest-bearing liabilities	973	1,362	2,335	1,230	10,066	11,296	7,475	19,598	27,073
Net interest income (1)	$272	$(766)	$(494)	$12,987	$40,019	$53,006	$30,431	$84,914	$115,345

(1) Not tax equivalent.
(2) Loans held for sale, nonaccrual loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)

						Nine months ended,
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2018	2018	2018	2017	2017	2018	2017
ALLOWANCE FOR LOAN AND LEASE LOSS ACTIVITY
Balance at beginning of period	$54,076	$54,380	$54,021	$54,534	$54,873	$54,021	$57,961
Provision for loan and lease losses	3,238	3,735	2,303	(205)	2,953	9,276	3,787
Gross charge-offs
Commercial and industrial	232	4,356	885	1,264	4,122	5,473	8,930
Construction real estate	0	0	0	1	0	0	0
Commercial real estate	902	78	2,176	10	58	3,156	1,028
Residential real estate	145	101	96	128	23	342	307
Home equity	351	385	242	278	71	978	635
Installment	43	218	16	26	24	277	199
Credit card	390	684	254	209	201	1,328	648
Total gross charge-offs	2,063	5,822	3,669	1,916	4,499	11,554	11,747
Recoveries
Commercial and industrial	627	518	436	370	325	1,581	1,280
Lease financing	0	1	0	0	0	1	1
Construction real estate	146	0	0	0	0	146	89
Commercial real estate	786	887	752	480	585	2,425	2,239
Residential real estate	71	70	26	77	70	167	138
Home equity	419	187	429	589	110	1,035	438
Installment	351	82	48	46	74	481	188
Credit card	64	38	34	46	43	136	160
Total recoveries	2,464	1,783	1,725	1,608	1,207	5,972	4,533
Total net charge-offs	(401)	4,039	1,944	308	3,292	5,582	7,214
Ending allowance for loan and lease losses	$57,715	$54,076	$54,380	$54,021	$54,534	$57,715	$54,534

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	(0.07)%	0.64%	0.10%	0.19%	0.82%	0.23%	0.57%
Lease financing	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Construction real estate	(0.10)%	0.00%	0.00%	0.00%	0.00%	(0.04)%	(0.03)%
Commercial real estate	0.01%	(0.08)%	0.23%	(0.07)%	(0.08)%	0.03%	(0.07)%
Residential real estate	0.03%	0.01%	0.06%	0.04%	(0.04)%	0.03%	0.05%
Home equity	(0.03)%	0.10%	(0.16)%	(0.25)%	(0.03)%	(0.01)%	0.06%
Installment	(1.22)%	0.55%	(0.32)%	(0.19)%	(0.43)%	(0.34)%	0.03%
Credit card	2.68%	5.54%	1.90%	1.39%	1.39%	3.37%	1.47%
Total net charge-offs	(0.02)%	0.18%	0.13%	0.02%	0.22%	0.09%	0.17%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$4,310	$3,448	$6,275	$5,229	$9,026	$4,310	$9,026
Lease financing	0	0	0	82	87	0	87
Construction real estate	10	24	26	29	824	10	824
Commercial real estate	20,338	21,593	16,878	10,616	12,244	20,338	12,244
Residential real estate	11,365	9,278	3,324	4,140	4,333	11,365	4,333
Home equity	6,018	5,820	3,484	3,743	3,364	6,018	3,364
Installment	327	299	296	243	240	327	240
Nonaccrual loans	42,368	40,462	30,283	24,082	30,118	42,368	30,118
Accruing troubled debt restructurings (TDRs)	20,313	21,839	14,943	17,545	19,692	20,313	19,692
Total nonperforming loans	62,681	62,301	45,226	41,627	49,810	62,681	49,810
Other real estate owned (OREO)	1,918	1,853	1,065	2,781	3,116	1,918	3,116
Total nonperforming assets	64,599	64,154	46,291	44,408	52,926	64,599	52,926
Accruing loans past due 90 days or more	144	327	529	61	84	144	84
Total underperforming assets	$64,743	$64,481	$46,820	$44,469	$53,010	$64,743	$53,010
Total classified assets	$138,868	$139,317	$87,577	$87,293	$94,320	$138,868	$94,320

CREDIT QUALITY RATIOS
Allowance for loan and lease losses to
Nonaccrual loans	136.22%	133.65%	179.57%	224.32%	181.07%	136.22%	181.07%
Nonperforming loans	92.08%	86.80%	120.24%	129.77%	109.48%	92.08%	109.48%
Total ending loans	0.65%	0.61%	0.89%	0.90%	0.91%	0.65%	0.91%
Nonperforming loans to total loans	0.71%	0.70%	0.74%	0.69%	0.83%	0.71%	0.83%
Nonperforming assets to
Ending loans, plus OREO	0.73%	0.72%	0.76%	0.74%	0.89%	0.73%	0.89%
Total assets	0.47%	0.46%	0.52%	0.50%	0.60%	0.47%	0.60%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.50%	0.48%	0.51%	0.45%	0.56%	0.50%	0.56%
Total assets	0.32%	0.30%	0.35%	0.30%	0.38%	0.32%	0.38%
Classified assets to total assets	1.00%	1.00%	0.98%	0.98%	1.08%	1.00%	1.08%

(1) Nonaccrual loans include nonaccrual TDRs of $4.7 million, $5.9 million, $6.0 million, $6.4 million, and $9.1 million, as of September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, and September 30, 2017, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Nine months ended,
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2018	2018	2018	2017	2017	2018	2017
PER COMMON SHARE
Market Price
High	$32.35	$33.55	$29.35	$29.15	$28.50	$33.55	$28.95
Low	$29.40	$28.10	$26.40	$25.30	$23.10	$26.40	$23.10
Close	$29.70	$30.65	$29.35	$26.35	$26.15	$29.70	$26.15

Average shares outstanding - basic	97,411,201	97,347,533	61,654,686	61,595,629	61,577,619	85,602,116	61,507,160
Average shares outstanding - diluted	98,484,228	98,432,072	62,180,744	62,131,840	62,189,637	86,639,927	62,185,874
Ending shares outstanding	97,914,526	97,904,897	62,213,823	62,069,087	62,061,465	97,914,526	62,061,465

Total shareholders' equity	$2,035,520	$2,012,937	$939,985	$930,664	$914,954	$2,035,520	$914,954

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,177,630	$1,142,718	$779,491	$755,735	$746,730	$1,177,630	$746,730
Common equity tier 1 capital ratio	11.52%	11.15%	10.77%	10.63%	10.53%	11.52%	10.53%
Tier 1 capital	$1,219,383	$1,184,471	$779,595	$755,839	$746,834	$1,219,383	$746,834
Tier 1 ratio	11.93%	11.55%	10.77%	10.63%	10.53%	11.93%	10.53%
Total capital	$1,407,252	$1,369,231	$953,243	$929,148	$920,642	$1,407,252	$920,642
Total capital ratio	13.77%	13.36%	13.17%	13.07%	12.98%	13.77%	12.98%
Total capital in excess of minimum
requirement	$397,783	$356,930	$238,221	$271,600	$264,751	$397,783	$264,751
Total risk-weighted assets	$10,222,466	$10,251,147	$7,240,731	$7,108,629	$7,090,714	$10,222,466	$7,090,714
Leverage ratio	9.41%	9.06%	9.00%	8.84%	8.74%	9.41%	8.74%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	14.70%	14.46%	10.56%	10.46%	10.44%	14.70%	10.44%
Ending tangible shareholders' equity to ending tangible assets	8.53%	8.30%	8.41%	8.30%	8.25%	8.53%	8.25%
Average shareholders' equity to average assets	14.62%	14.33%	10.53%	10.54%	10.42%	13.54%	10.38%
Average tangible shareholders' equity to average tangible assets	8.42%	8.16%	8.35%	8.34%	8.21%	8.31%	8.13%